Bringing the Transformative Power of Synthetic Biology to Medicine Corporate Presentation August 2021 Exhibit 99.3

Forward Looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: metabolic diseases, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat phenylketonuria and cancer; and the expected timing of our anticipated clinical trial initiations and availability of clinical data; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our annual report on Form 10-K filed with the SEC on August 12, 2021, and in any subsequent filings we make with the SEC. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

Clinical proof of concept data expected across multiple programs in 2021

Metabolic programs: Two PoC opportunities

Phenylketonuria (PKU)

Proof of mechanism demonstrated in Phase 1 with healthy volunteers

SYNB1618 Phase 2 SynPheny patient data expected second half of 2021

SYNB1934 Head to Head data with SYNB1618 in healthy volunteers expected second half of 2021

Enteric Hyperoxaluria

Proof of mechanism demonstrated by SYNB8802 in Phase 1A with dietary hyperoxaluria induced in healthy volunteers

Phase 1B patient data expected second half of 2021

Immunology

Solid Tumors

Monotherapy: target engagement, meaningful pharmaco-dynamic effects, good safety

Combination with anti-PDL1: ongoing

Inflammatory Bowel Disease

Advancing research collaboration with Roche on novel IBD target

Potential to demonstrate clinical benefit of the Synthetic Biotic platform in two high value indications in 2021

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A new class of medicines Enabling engine of synthetic biology, manufacturing and translational capabilities Creates multiple product opportunities Robust pipeline Rare metabolic therapies that consume toxic metabolites from the GI tract Therapies that leverage the ability of bacteria to interact with the immune system Synthetic Biotic platform Targeted & controllable, patient friendly treatment Non-pathogenic bacterial chassis + Programable, engineering Toxin Promoter Inducer Effector Biomarker Biomarker

Phenylketonuria (PKU) SYNB1618 Immuno-Oncology SYNB1891 Inflammatory Bowel Disease Enteric Hyperoxaluria SYNB8802 SYNB1618 Undisclosed Metabolic Program #1 Undisclosed Metabolic Program #2 PoC H2 ‘21 PoC H2 ‘21 Combo study late ‘21 Robust pipelines with meaningful catalysts Metabolic pipeline Metabolite consumption in the GI tract Immunology pipeline SYNB1934 Undisclosed IBD Program #1 Exploratory Preclinical IND-Enabling Studies Phase 1 Phase 2

Rationale High unmet need across inherited and acquired metabolic diseases Multiple large and underserved markets Diseases with known pathophysiology Dietary intervention validates GI approach Bacteria evolved to survive in the GI tract Ability to deploy multiple enzyme pathways Drug-like approach without genetic drift or colonization Multiple programs demonstrate SYNB compounds can consume toxic metabolites in the human GI tract Validated Biology Unmet Medical Need Unique Advantages Proof of Mechanism Why metabolic disease? Why Synthetic Biotic medicine? Synthetic Biotic medicines: a novel approach to metabolic disease

Applying Synthetic Biotic medicines to PKU and Enteric Hyperoxaluria

	Phenylketonuria (PKU)	Enteric Hyperoxaluria (HOX)
Unmet Medical Need	Many patients unable to control Phe ~70% pts do not respond to BH4 oral therapy	Recurrent and chronic kidney stones; Increased risk of chronic kidney disease progression No effective interventions or treatments
Validated Biology	Lower dietary Phe intake = lower plasma Phe levels = improved cognitive outcomes	Lower dietary oxalate intake = lower urinary oxalate = improved kidney outcomes
Unique Advantages	Modality able to consume Phe in the GI tract before it can cause damage	Modality able to consume oxalate throughout GI tract, including colon
Platform Proof of Mechanism	SYNB1618 consumes Phe and produces the TCA biomarker in both HVs and patients	SYNB8802 consumes oxalate in healthy volunteers at clinically meaningful levels

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Phenylketonuria (PKU) Current and emerging treatment options leave many patients behind SYNB1618 demonstrates potential to lower Phe in PKU patients SYNB1618 Phase 2 Phe-lowering trial ongoing SYNB1934 Phase 1 study initiated

Patient need: parents expect their children to reach full potential Reality: 25% – 65% of patients still struggle to maintain blood Phe within target range Historically Prospect of severe mental disability and institutionalization. Parents wanted PKU child to avoid institutionalized care before adulthood. Early diagnosis and strict diet control enables better Phe management. Parents expect PKU child to achieve full potential. Julia, living with PKU Today

An innovative approach in area of high unmet medical need Synlogic has initiated a Ph2 Study in PKU patients (SynPheny) Our approach Oral therapy, 3 x day with meals Meaningful biomarker-driven outcomes Addition of more natural protein into the diet Lower blood Phe Increase Phe-metabolites such as TCA Convert dietary Phe to harmless metabolites (TCA) Reduce plasma Phe

Significant market opportunity, large unmet need, with potential for new products to capture share Disease Goal Patients Product Use Monotherapy Combination Prescribed with Kuvan Out of Phe Control In Phe control Lower blood Phe Addition of more natural protein/day Adults ~12,300 U.S. 65% out of Phe control Pediatrics ~5,000 U.S. 25% of out of Phe control ~70% fail to respond to Kuvan Multiple areas of unmet need continue across PKU patient types

SYNB1618 is uniquely positioned to address those needs


Marketed
Development
Partial Response
Palynziq
(pegvaliase-pqpz) Injection
Marketed
HOMOLOGY
Medicines, Inc.
BIOMARIN
Phase 1/2
KUVAN
(sapropterin dihydrochloride) Tablets
Marketed
PTC
THERAPEUTICS
Phase 3
Infants, up to age 2
~500
Pediatrics, up to age 12
~2,800
Pediatrics, up to age 16
~1,200
Adults & 16+
~13,000[1]
REMS
Bh4 Responsive Only
SYNB1618
synlogic
Phase 2
• Mechanism does not depend on genotype
• Appropriate for pediatrics and adults
• Benign safety profile, no systemic exposure
• Oral administration

1. *Includes 7,500 "lost to follow up"*

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Solid oral SYNB1618 reduced Phe and elevated biomarkers in Ph1 Achieved Proof of Mechanism: SYNB1618 consumed D5 Phe in GI tract & lowered plasma D5 Phe Data are means and 90% CI D5 Phe Converted to D5 TCA Plasma D5 Phe Blunted D5 TCA Converted to D5 HA

SynPheny-1 design enables Proof of Concept

TRIAL DESIGN


Baseline Fasting Phe
Day 14 Fasting Phe
Dose 1
1e11
3 days
Dose 2
3e11
3 days
Dose 3
1e12
7 days
Dose 4
2e12
2 days
Diet run-in
6 days
D5-Phe AUC
D5-Phe AUC

TRIAL OUTPUTS

Phe lowering in patients

Plasma Phe lowering in fasted state at 1e12 live cells over 7 days

Post meal D5-Phe AUC lowering at 2e12 live cells

Strict dietary management to maintain constant Phe intake

Safety & tolerability

Continuously assessed throughout dosing period

N = 12

Validation of PD models

Understand relationship of **strain specific biomarkers** with plasma Phe lowering

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SynPheny POC Study in PKU Study powered for 20% reduction in labelled plasma Phe, providing clinically meaningful endpoint for patients without other treatment options Reduction in labelled plasma Phe after a meal challenge, not influenced by diet Reduction in fasting plasma Phe (on treatment relative to baseline, holding diet steady) Consistency in response: Responder population or consistent response across subjects Learning opportunities in SynPheny

SYNB1934: An evolved strain with potential for improved Phe-lowering Directed Evolution Non-Human Primates: Biomarker of Phe-Consumption

Enteric Hyperoxaluria (HOX) Enteric Hyperoxaluria results in significant, irreversible, and progressive kidney damage SYNB8802 proof of mechanism established: potential for best-in-class urinary oxalate lowering Proof of concept on track for 2021 data read out

The Enteric Hyperoxaluria Patient Experience Patients with underlying GI disorders faced with the burden of chronic and recurrent kidney stones High levels of pain No approved treatment options Risk of impaired kidney function Source: Patel et al, 2017; Synlogic market research “I would rather experience the pain of childbirth every year for the rest of my life than ever have one more stone.” - C., Female, 53 yrs. old, 7 stones 75,000 - 90,000 US patients with recurrent kidney stones have no available therapeutic options

Hyperoxaluria: Primary vs. Enteric Number of Patients Affected Primary Hyperoxaluria Enteric Hyperoxaluria Pathology Rare genetic condition Dietary oxalate hyperabsorption Onset Pediatric Adult Trigger Genetic liver enzyme deficiency Underlying insult to bowel: including IBD, bariatric surgery, other chronic GI conditions UOx. Levels 90 – 500 mg / 24 hrs (~10x normal) 45 – 130 mg / 24 hrs (~3x normal) U.S. Patients ~5,000 – 8,000 ~200,000 – 250,000 Key Players Clinical consequences Limited ability to manage with diet | Nephrocalcinosis | Recurrent, chronic kidney stones | Impaired renal function | Systemic Oxalosis

Oral therapy An innovative approach in an area of high unmet medical need Our approach Consume Oxalate in the GI Tract Reduce Oxalate in the urine Differentiation from other approaches Ph 1B Proof of Concept in Enteric Hyperoxaluria patients (Roux-en-Y population) initiated Consumes oxalate in each GI compartment, throughout GI tract

SYNB8802 consumes Oxalate throughout the GI tract

Oxalate absorption

Pathway	Absorption: Healthy state	Absorption: Disease state
Dietary Oxalate		
Stomach	✓	✓
Small intestine	✓	✓
Colon		✓

Healthy people absorb ~10% of dietary oxalate, mostly via stomach and small intestine

Patients absorb ~20-30% of dietary oxalate, through entire GI tract including colon

Optimal treatment

Pathway	synlogic	Oral enzyme	Oxalobacter formigenes
Stomach	✓	✓	✗
Small intestine	✓	?	✗
Colon	✓	✗	✓

Absorbs oxalate throughout GI tract, esp. in colon

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Ph1 design provides POC opportunity in 2021

Phase 1A
Dietary Hyperoxaluria
(Healthy Volunteers)

Multiple Ascending Dose

High oxalate & low calcium diet run-in

Induce dietary hyperoxaluria

N = 45 subjects

Endpoints

Primary:	Safety & tolerability
Secondary:	Microbial kinetics of strain
Exploratory:	(1) Plasma and urine biomarkers
	(2) Dose frequency assessment

Phase 1B
Enteric Hyperoxaluria Patients

Cross-over

Enteric Hyperoxaluria patients (Roux-en-Y population)

Three times/day (TID) dosing

N = 20 patients, baseline UOx >70 mg/day

Endpoints:

Primary:	Change in Urinary Oxalate
Secondary:	(1) Microbial kinetics of strain
	(2) Safety and tolerability

Dietary hyperoxaluria model is translationally relevant to patient population

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High oxalate diet successfully elevated UOx levels in HV Historically Uox in HV is <40 mg/24h. Examples: Langman 2018, (27 mg), Quintero 2020, (19.8mg), Captozyme 2018 (28 mg). Mean +/- SD shown. American diet contains approx. 200-250 mg oxalate/day HV subjects were given a high oxalate, low calcium diet (HOLC) during the diet run-in and treatment phases of the study HV subjects absorb approx. 10% of dietary oxalate Urinary oxalate levels elevated to >1.5X typically observed in healthy volunteers Dietary intake carefully measured on in-patient unit, incl. weighing of meals consumed Baseline Urinary Oxalate after HOLC diet Typical observed HV UOx

Dose-responsive and reproducible Uox lowering demonstrated Efficacy Analysis (% Change from Baseline in 24h UOx over Pbo) 600mg Daily Oxalate 400mg Daily Oxalate Lower is better Lower is better LS mean change over Placebo, +/- 90% CI, all days baseline and treated

SYNB8802 3e11 live cells dose advancing to Ph1B in patients LS mean change over Placebo, +/- 90% std error of mean, all days; and 24hr UOx after 5 days of dosing, +/- 90% std error of mean. 600mg daily oxalate. Change in UOx UOx Levels Clinically meaningful lowering of urinary oxalate demonstrated at a well tolerated dose Upper limit of normal

Opportunity for multiple clinically relevant outcomes in Phase1B Potential to demonstrate meaningful urinary oxalate lowering in patients with active disease Learning opportunities in Phase 1 SYNB8802 has established urinary oxalate lowering in Dietary Hyperoxaluria (HV) model Potential for urinary oxalate lowering in Enteric Hyperoxaluria population (Roux-en-Y) Degree of colonic activity of SYNB8802 and potential for less frequent dosing

SYNB8802 Summary: 3e11 live cells moving into patients SYNB8802 was generally well tolerated in healthy volunteers. No serious or systemic adverse events. Most frequent AEs mild or moderate, transient, and GI-related Dose responsive changes in urinary oxalate levels were observed with a significant reduction in urinary oxalate relative to placebo across three dose levels Baseline urinary oxalate reduction of 28.6% compared to placebo Mean 24-hour urinary oxalate level of 40.1 mg for subjects, compared to 58.1 mg for placebo, at the end of dosing 3e11 live cells dose will advance to patient studies

Synlogic is entering a data rich period in the clinic Robust portfolio with significant clinical readouts in 2021 H1 2021 H2 2021 PKU Immuno-Oncology SYNB1891 Ph1 Arm 2 combination read-out SYNB1618 Ph2 SynPheny proof of concept read-out Enteric Hyperoxaluria SYNB8802 Ph1A study in HV read-out SYNB8802 Initiate Ph1B study in patients SYNB8802 Ph1B proof of concept read-out SYNB1934 Head to Head data in HV SYNB1934

Balance Sheet (unaudited) 30 June 2021 31 December 2020 Cash, Cash Equivalents, and Marketable Securities $115.5 M $100.4 M Statement of Operations (unaudited) 30 June 2021 30 June 2020 R&D Expenses $10.7 M $12.9 M G&A Expenses $4.1 M $3.5 M Net Loss $(14.5 M) $(15.5 M) Net loss per share – basic and diluted* $(0.28) $(0.44) Weighted Average Shares Outstanding* 52.0 M 34.9 M Three Months Ended * weighted average shares used in computing net loss per shares - basic and diluted Second Quarter, 2021 Summary Results

Experienced leadership team and Board

Leadership Team



Aoife Brennan, MB ChB
President & CEO



Dave Hava, PhD
Chief Scientific Officer



Caroline Kurtz, PhD
Chief Development Officer



Antoine Awad
Chief Operating Officer



Daniel Rosan
Head of Finance & Investor Relations

Board of Directors

Peter Barrett, *Chair*
Atlas Venture

Mike Burgess
Turnstone Biologics

Michael Heffernan
Collegium

Patricia Hurter
Lyndra Therapeutics

Lisa Kelly-Croswell
Boston Medical Center Health System

Nick Leschly
Bluebird Bio

Ed Mathers
NEA

Richard Shea
Syndax

Collaborators

GINKGO BIOWORKS
THE ORGANISM COMPANY

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Engineering Synthetic Biotic Medicines

Toxin Promoter Inducer Effector Biomarker Biomarker Reusable parts enable rapid iteration of rationally designed prototypes Non-pathogenic bacterial chassis Programable, controllable engineering Drug-like properties Does not colonize No in vivo reproduction or risk of genetic drift Inducer-Promoter Switch Effector Design Safety Features E. coli Nissle Synthetic Biotic Medicine A new class of medicines

Synthetic Biotic Platform accelerates pathway into the clinic Validated biology Unmet medical need Unique SYBX advantages Target selection Enabling Engine Internal GMP manufacturing Modular SynBio components Translational, clinical and regulatory Deep synthetic biology expertise Resulting portfolio Metabolic pipeline: Metabolite consumption in the GI tract Immunology pipeline: Potential for partnership Synthetic Biotic Platform

Synthetic Biotic Platform is enabling engine for drug development Rapid pipeline expansion possible with reusable engineering >200 humans dosed with Synthetic Biotic medicines 5 INDs opened with the U.S. FDA Supportive regulatory feedback from global agencies Safe chassis organism (>100 years of human experience) Internal process development and GMP manufacturing of live biotherapeutic Modular SynBio components enables rapid, iterative product development Translational, clinical and regulatory experience for live biotherapeutic medicine Deep synthetic biology expertise: Internal + Ginkgo Bioworks Synthetic Biotic Platform Synthetic Biotic Platform

Versatile platform enables diverse therapeutic strategies for range of diseases Pfnr Enzyme Metabolism Non-Toxic Toxic Metabolite Consumption Pfnr Production Payload Surface Display Effector Secretion Small molecule production Enzyme Pfnr Catalysis Payload Pfnr Production Processing Synthetic Biotic Platform

Toxin Promoter Inducer Effector Biomarker Biomarker Biomarker 2 P Component Library of parts Therapeutic strategy Metabolite consumption, small molecule production, effector secretion or surface display Bacterial Chassis Probiotic: Decades of human use & safety data Effector(s) Proteins for activity: Can generate biomarkers Pump Transports metabolites or proteins across cell membrane Switch Inducer-promoter pair: Controls gene expression Safety Features Auxotrophies: Prevents growth within or external to the body Reusable parts enable rapid iteration of rationally designed prototypes Effector 2

SYNB1618 & SYNB1934 Design

Component	Design
Therapeutic strategy	**Metabolite consumption:** Built from Synthetic Library Specifically to Consume Phe
Bacterial Chassis	***E. coli* Nissle**
Effector(s)	***SYNB1618: Wild Type* PAL3 Enzyme** ***SYNB1934*: Evolved PAL3 Enzyme** Degrades Phe to TCA (measurable biomarker of activity)
	***LAAD* Enzyme:** Alt. Phe-consuming pathway
Pump	***PheP:*** Pumps Phe into cell
Switch	**SYNB1618: FNR & AraC promoters** **SYNB1934: Ptac** Control gene expression
Safety Features	***Δ dap:*** Auxotrophy – requires diaminopimelic acid (DAP) to grow



Hippuric Acid (HA)
(TCA)
ΔdapA
PheP
Phenylalanine (Phe)
PAL3
P fnr
Phe
Trans-cinnamic acid (TCA)
LAAD
P araC
Phe
Phenylpyruvate (PP)
Phenyl-lactic Acid (PLA)

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Ox/ formate Pump (OxLT) CoA+ ATP Ppi+ AMP OxdC FEC Formate Oxalate Oxalyl CoA Formyl CoA Oxalate Formate ΔthyA Component SYNB8802 Design Therapeutic strategy Metabolite consumption: Engineered to Convert Oxalate to Formate for the Treatment of Enteric Hyperoxaluria Bacterial Chassis E. coli Nissle Effector(s) OxdC and associated components: Catalyzes conversion of oxalate to formate Pump OxLT: Pumps oxalate in & formate out Switch FNR promoter: Inducer-promoter pair Safety Features Δ thyA: Controls growth SYNB8802 Design

Focus on Immuno-Oncology

Immuno-Oncology SYNB1891 potential for improved efficacy relative to other STING approaches SYNB1891 monotherapy demonstrated meaningful pharmacodynamic effects Phase 1 in combination with Tecentriq initiated: Data will be available in 2021

daC ΔthyA ΔdapA ATP + ATP Cyclic-di-AMP (STING Agonist) P fnr Component SYNB1981 Design Therapeutic strategy Small molecule production: Leveraging the ability of bacteria to interact with the immune system to turn a cold tumor hot Bacterial Chassis E. coli Nissle: Targeting to antigen presenting cells in the tumor microenvironment. Innate immune activation Effector(s) STING Agonist: Innate immune activator compounds with chassis effect Pump Not necessary Switch STING-agonist production restricted to hypoxic TME for sustained payload delivery Safety Features Dual auxotrophies inhibit bacterial proliferation outside of tumor SYNB1891 Design

Phase 1 design: multidose tolerability, IT mono and combo

Proof of mechanism: exploratory biomarkers in advanced solid tumors or lymphomas


Arm 1: Monotherapy Cohorts
Arm 2: Combination Cohorts - Atezolizumab
Sentinel Patient Day 7 safety Eval
Patient 2 & 3
Safety Evaluation
Repeat for each cohort
Arm 1 Cohort 4
Starting dose Arm 1 Cohort 3 level (1x10^7)
Sentinel Patient Day 7 safety Eval
Patient 2 & 3
Safety Evaluation
Repeat for each cohort
Recommended Ph2 Dose (RP2D)
Enroll <20 patients at RP2D
POM/Exploratory Biomarkers
PD response (tumor biopsy):
• TILs, IFN b, IFN dependent gene expression (Nanostring)
• Immunohistochemistry
• Kinetics of SYNB1891 (qPCR)
Systemic PD effects (blood):
• Serum cytokines levels
• Kinetics of SYNB1891 (qPCR)

Combination with PD-1 will identify Phase 2 dose, provide evidence of target engagement, safety, and support for target tumor type

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SYNB1891 advanced into combo. therapy arm of Ph. 1 with Tecentriq SYNB1891 is safe and well-tolerated as an intratumoral injection with no dose limiting toxicities or infections to date Combination therapy data will be available in late 2021 Monotherapy dose escalation will continue in parallel to combination dose escalation of SYNB1891 with fixed dose of Atezolizumab (Tecentriq) SYNB1891 demonstrates meaningful pharmacodynamic effects including systemic cytokine responses observed in two subjects Evidence of durable stable disease was observed in two patients SYNB1891 demonstrates target engagement as assessed by upregulation of IFN-stimulated genes and T-cells